Exhibit 99.1

FEE SHARING AGREEMENT

THIS FEE SHARING AGREEMENT (this “Agreement”) is dated as of 24 September, 2008, by and between PRIVATE TRADING SYSTEM PLC (“PTS”) and its subsidiaries of One Great Cumberland Place, London W1H 7AL; DEMATCO INC (“DEMATCO”) and its subsidiaries of 17337 Ventura Boulevard, Suite 208, Encino, CA 91316 (together the “Parties”).

RECITALS

A.           PTS operates an electronic trading platform known as “PETS” which can be used  in the trading of products based upon Senior Life Settlement Policies (“SLSPs”).

B.     DEMATCO intends to acquire either as principal or as agent on behalf of third party customers), in successive tranches in amounts to be determined, SLSPs and wishes to convert such Policies into electronic form and thereafter produce other products based upon the SLSPs and introduce them to a recognized exchange and trade them.

C.    The Parties now wish to work together to exploit the opportunities arising from the SLSPs and products based upon them so as to trade such products on PETS.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Term.  Except as otherwise expressly provided herein, this Agreement shall commence as of the date hereof and shall continue until 24 September, 2013 (the “Term”), and thereafter be renewable on terms to be mutually agreed.

2. Services Provided. The Parties will provide the following services :

DEMATCO will introduce its clients to PTS as the provider of an electronic platform for trading SLSP’s in real time.

PTS will list the SLSP’s on its PETS trading platform and will provide the trading mechanism for the SLSPs to be transacted between buyers and sellers of the SLSP’s

3. Fees. The Parties will share fees on the following basis:

A.
 DEMATCO will charge its customers fees based upon the face value of the SLSPs and other products in two stages and DEMATCO hereby agrees that it will pay to PTS i) ten percent (10%) of the initial fee paid  to DEMATCO by its customers; and ii) twenty percent (20%) of the completion fee paid to DEMATCO by its customers.

B.
 PTS will charge its customers fees based upon the face value of the SLSPs and other products that it lists on PETS and commissions based upon the transaction value of SLSPs and other products traded on PETS and PTS hereby agrees that it will pay to DEMATCO twenty percent (20%) of such fees and commissions as arise on the SLSPs and other products introduced to PTS by DEMATCO.

4. Force Majeure/Regulatory Approval.  Any failure, in whole or in part, by either of the Parties to perform its obligations hereunder shall be excused to the extent that such failure is caused by (a) any circumstance which is not within its reasonable control, including, without limitation, any act of God, flood, fire, explosion, labor dispute, riot, civil disorder, accident, war or act of terrorism (such circumstance being hereinafter referred to as, a “Force Majeure Event”) or (b) any failure by either of the Parties from obtaining all required regulatory approvals to perform the services hereunder or as a result of any applicable and conflicting regulations, statutory or otherwise, which such laws or regulations shall prevail to the extent necessary to avoid conflict (such failure being hereinafter referred to as, a “Regulatory Event” and, together with a Force Majeure Event, a “Termination Event”).  If affected by a Termination Event, the affected Party shall give prompt written notice of such Termination Event to the other Party.  The time for performance by the affected Party of those obligations affected by the Termination Event shall be extended by the number of working days which the affected Party, acting with reasonable diligence and in good faith, is prevented from performing hereunder.  In the event of a Termination Event, the Term shall be extended the same number of days as the duration of the Termination Event.

5. Representations and Warranties of DEMATCO.

(a) Authorization.  DEMATCO is duly and legally authorized to enter into this Agreement and has complied with all laws, rules, regulations, charter provisions and bylaws to which it may be subject and that the undersigned representative is authorized to act on behalf of and bind DEMATCO to the terms of this Agreement.

(b) Binding Obligations.  Assuming due authorization, execution and delivery by each other party hereto, this Agreement and all of the obligations of DEMATCO hereunder are the legal, valid and binding obligations of DEMATCO, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(c) No Breach or Default.  The execution and delivery of this Agreement and the performance of its obligations hereunder by DEMATCO will not conflict with any provision of any law or regulation to which DEMATCO is subject or by which any of its assets may be bound or conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which DEMATCO is a party or by which it or any of its assets may be bound, or any order or decree applicable to DEMATCO.

(d) Assistance of Third Parties.  DEMATCO hereby agrees, acknowledges, confirms and understands that (except as otherwise provided herein) PTS shall not have any responsibility or liability to DEMATCO arising out of or related to any third-party’s failure to assist or cooperate with DEMATCO. Except as otherwise provided herein, the risks attendant to the potential failure or refusal of third-parties to assist or cooperate with DEMATCO and/or PTS in the transactions contemplated hereby shall be borne by DEMATCO.

(e) No Actions. There is no proceeding, action, investigation or litigation pending or threatened against the DEMATCO which, individually or in the aggregate, may have a material adverse effect on this Agreement or any action taken or to be taken in connection with the DEMATCO’s obligations contemplated herein, or which would be likely to impair materially the DEMATCO’s ability to perform under the terms of this Agreement.

(f) The SLSPs are

i.	freely tradable and not subject to any claim by any third-party;
ii.	when converted into electronic form by DEMATCO, will be traded on behalf of DEMATCO through the electronic trading system operated by PTS or a subsidiary thereof, or on a recognised Stock Exchange;
iii.	attributed unique identification numbers; and
iv.
contain a detailed description of the terms and conditions of each such SLSPS Policy or group of SLSPS Policies is provided and all such descriptions are kept current to reflect any change in those terms and conditions.

6. Representations and Warranties of PTS.

(a) Authorization.  PTS is duly and legally authorized to enter into this Agreement and has complied with all laws, rules, regulations, charter provisions and bylaws to which it may be subject and that the undersigned representative is authorized to act on behalf of and bind PTS to the terms of this Agreement.

(b) Binding Obligations.  Assuming due authorization, execution and delivery by each other party hereto, this Agreement and all of the obligations of PTS hereunder are the legal, valid and binding obligations of PTS, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(c) No Breach or Default.  The execution and delivery of this Agreement and the performance of its obligations hereunder by PTS will not conflict with any provision of any law or regulation to which PTS is subject or by which any of its assets may be bound or conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which PTS is a party or by which it or any of its assets may be bound, or any order or decree applicable to PTS.

(d) No Actions. There is no proceeding, action, investigation or litigation pending or threatened against the PTS which, individually or in the aggregate, may have a material adverse effect on this Agreement or any action taken or to be taken in connection with the PTS’s obligations contemplated herein, or which would be likely to impair materially the PTS’s ability to perform under the terms of this Agreement.

7. Indemnification.  From and after the date hereof, each Party shall defend, indemnify and hold harmless the other or its respective agents, affiliates, employees, contractors, officers, directors and representatives against and from any and all liability for, and from and against any and all losses or damages such Party may suffer as a result of any claim or threatened claim that such party shall incur or suffer as a result of: (a) any act or omission of such Party’s agents, affiliates, employees, contractors, officers, assignees, directors and representatives in connection with such Party’s obligations under this Agreement; (b) the breach or inaccuracy of any of such Party’s representations or warranties as set forth in this Agreement; or (c) the breach of any of such Party’s covenants as set forth in this Agreement; provided however, that such Party shall not be liable to any other party or such party’s agents for any portion of any of the foregoing amounts resulting from such other party’s breach of this Agreement, or the willful malfeasance, bad faith or gross negligence of the such other party or its agents.

8. Entire Agreement; Modification.  This Agreement constitutes the entire and complete agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all prior agreements, commitments, communications, representations and understandings, both written and oral, between the parties with respect to the subject matter hereof.  This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by each of the parties.

9. Survival.  The provisions set forth in Sections 5 6, and 7 shall survive the termination of this Agreement.

10. Notices.  All notices, requests, demands, claims and other communications required or permitted to be given or made hereunder must be in writing and, unless expressly agreed otherwise, by e-mail at latest email address, or if an email is not practical or is returned, then by post.  Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given and received (a) if personally delivered, when so delivered, (b) if mailed, three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, (c) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the next Business Day following being so sent, and (d) if sent by electronic facsimile or email, once such notice or other communication is transmitted to the fax number specified below and the appropriate printed confirmation of transmission is received, provided that such notice or other communication is promptly thereafter mailed in accordance with the provisions of clause (b) above or sent by overnight delivery service in accordance with clause (c) above:

(a) If to DEMATCO Inc, addressed to:

17337 Ventura Boulevard
Suite 208
Encino
CA 91316
Or
271 St Albans Road
Hemel Hempstead
Herts HP2 4RP
Attn: T P Ramsden
Email: terryramsden123@yahoo.com
Fax: 1-818-784-8660 or 44-5601-132591

(b) If to PRIVATE TRADING SYSTEMS plc, addressed to:

Private Trading Systems PLC
One Great Cumberland Place
London W1H 7AL
Attn: L M Smith
Email: lindsay@pvtd.com or lindsaymsmith@blueyonder.co.uk
Fax: 020 8348 1088

Either party may give any notice, request, demand, claim or other communication hereunder using any other means (including, without limitation, electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given or received unless and until it actually is received by the party for which it is intended and the notifying party can provide evidence of such actual receipt.  Either party may change its address or fax number for the receipt of notices, requests, demands, claims and other communications hereunder by giving the other party notice of such change in the manner herein set forth.

11. Assignments; Successors; No Third-Party Rights.  Neither party may assign any of its rights or delegate or cause to be assumed any of its obligations under this Agreement without the prior written consent of the other party.  Subject to the preceding sentence, this Agreement shall apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties.  Nothing expressed or referred to in this Agreement shall be construed to give any Person other than the parties hereto any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, except such rights as shall inure to a successor or permitted assign pursuant to this Section 11.

12. Waiver; Remedies Cumulative.  The rights and remedies of the parties hereunder are cumulative and not alternative.  Neither any failure nor any delay by either party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement shall operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege shall preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.  To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless made in writing and signed by the other party, (b) no waiver that may be given by a party shall be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one party shall be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

13. Governing Law.  This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by English law without regard to conflicts-of-laws principles that would require the application of any other law.

14. Forum for Disputes; Costs.  Each party hereby agrees to the exclusive jurisdiction of the English Courts with respect to any claim or cause of action arising under or relating to this Agreement, and waives personal service of any and all process upon it, and consents that all services of process be made by registered or certified mail, return receipt requested, directed to it at its address as set forth in Section 10 hereof, and service so made shall be deemed to be completed when received.  Each party hereby waives any objection based on forum non conveniens and waives any objection to venue of any action instituted hereunder.  Nothing in this Section 13 shall affect the right of either party to serve legal process in any other manner permitted by applicable law.  If any Proceeding is brought in connection with this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees, accounting fees, and other costs incurred in that Proceeding, in addition to any other relief to which it may be entitled.

 THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS SECTION 13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

15. Execution of Agreement.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same agreement.  The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes.  Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK DELIBERATELY

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DEMATCO INC.

By:	/s/ Robert Stevens
Name: Robert Stevens
Title: Chief Executive Officer

PRIVATE TRADING SYSTEMS PLC

By:	/s/ Lindsay M. Smith
Name: Lindsay M. Smith
Title: Chief Executive Officer

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